UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2014

Transcontinental Gas Pipe Line Company, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7584	74-1079400
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 POST OAK BOULEVARD, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-215-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2014, Williams Partners L.P. (the "Partnership"), Northwest Pipeline LLC ("NWP") and Transcontinental Gas Pipe Line Company, LLC ("TGPL", and together with the Partnership and NWP, the "Borrowers") entered into Amendment No.1 and Consent (the "Amendment") to the First Amended & Restated Credit Agreement, dated as of July 31, 2013 (the "Credit Agreement"), by and among the Borrowers, the lenders named therein and Citibank N.A. ("Citi"), as administrative agent. Each of the Borrowers and ACMP (as defined below) is an indirect subsidiary of The Williams Companies, Inc.

The Amendment, among other things, provides the consent of the lenders holding a majority of lending commitments (the "Required Lenders") under the Credit Agreement to the continuation of the Credit Agreement as the credit facility for Access Midstream Partners, L.P. ("ACMP") upon consummation of the merger of the Partnership with and into ACMP (the "Merger") and the termination of ACMP’s existing credit agreement. The Amendment further provides the consent of the Required Lenders that certain existing liens and guarantees of indebtedness of ACMP that are terminated in connection with the Merger shall not constitute liens and guarantees of indebtedness under the Credit Agreement. The Amendment further provides the consent of the Required Lenders that the Merger shall constitute a "Specified Acquisition" under the Credit Agreement, meaning that the Credit Agreement will prohibit the ratio of debt to EBITDA of ACMP at end of the fiscal quarter following the Merger, and at the end of the two fiscal quarters immediately thereafter, to exceed 5.50 to 1.00.

In addition, the Amendment amends, upon consummation of the Merger and delivery by ACMP of an acknowledgment of its obligations under the Credit Agreement, the definition of "Partnership Agreement" to mean the limited partnership agreement of ACMP, and the definition of "Senior Notes" to mean all material indebtedness with an aggregate principal amount in excess of $100,000,000 issued by ACMP (including all such indebtedness issued by the Partnership prior to the Merger).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which has been filed as Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed on December 4, 2014 (File No. 001-32599) and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 10.1 Amendment No. 1 and Consent to First Amended & Restated Credit Agreement, dated as of December 1, 2014, by and among Williams Partners L.P., Northwest Pipeline LLC and Transcontinental Gas Pipe Line Company, LLC, as co-borrowers, the lenders named therein, and Citibank, N.A., as Administrative Agent (filed on December 4, 2014 as Exhibit 10.1 to Williams Partners L.P.'s Current Report on Form 8-K and incorporated herein by reference).

Forward-looking statements

This communication may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “intend,” “will,” “shall,” and similar expressions, as they relate to the Partnership and ACMP and their respective subsidiaries are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Neither the Registrant nor ACMP assume any obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcontinental Gas Pipe Line Company, LLC

December 4, 2014	By:	Sarah C. Miller

Name: Sarah C. Miller
Title: Corporate Secretary